Exhibit 8.1

         The following is a list of the major subsidiaries, associated companies and other shareholdings of Sanitec International S.A. as of December 31, 2002.

                                                                                      COUNTRY OF            OWNERSHIP
SUBSIDIARIES                                                                         INCORPORATION           INTEREST
------------                                                                         -------------           --------
Sanitec Oy....................................................................         Finland                100.0
Pool Sub-Financing Helsinki Oy................................................         Finland                100.0
Pool Financing Helsinki Oy....................................................         Finland                100.0
Ido Bathroom Ltd..............................................................         Finland                100.0
Ido Baderom A/S...............................................................         Norway                 100.0
Porsgrund Oy..................................................................         Finland                100.0
Ido Badrum AB.................................................................         Sweden                 100.0
Porsgrund Bad A/S.............................................................         Norway                 100.0
Ifo Sanitar AB................................................................         Sweden                 100.0
Fastighets AB Pressarna.......................................................         Sweden                 100.0
Ifo Sanitar A/S...............................................................         Norway                 100.0
Scandi-aqualine A/S...........................................................         Denmark                100.0
Ifo Sanitar Eesti AS..........................................................         Estonia                100.0
Allia International S.A.S.....................................................         France                 100.0
Allia S.A.S...................................................................         France                 100.0
Polyroc S.A.S.................................................................         France                 100.0
Omnium de Distribution Sanitaires S.A.S.......................................         France                 100.0
Omnium de Distribution Sanitaires Sp. z o.o...................................         Poland                 100.0
Murena S.A.S..................................................................         France                 100.0
Leda S.A.S....................................................................         France                 100.0
Leda Production S.A.S.........................................................         France                 100.0
Koralle S.a.r.l...............................................................         France                 100.0
Produits Ceramiques de Touraine S.A...........................................         France                 100.0
S.N.B. Manufacture S.A.R.L....................................................         France                 100.0
Koninklijke Sphinx B.V........................................................         The Netherlands        100.0
Sanitair Techniek Rosmalen B.V................................................         The Netherlands        100.0
Warneton Industrie S.A........................................................         Belgium                100.0
Sanker Spol. S.r.o............................................................         Slovakia               100.0
ODS Panda Sp. z o.o...........................................................         Poland                 100.0
Sphinx Gustavsberg Wroclaw Sp. z o.o..........................................         Poland                  80.4
Deutsche Sphinx Beteiligungen GmbH............................................         Germany                100.0
Sphinx International B.V......................................................         The Netherlands        100.0
Baduscho Dusch- und Badeeinrichtungen Produktions- und Vertriebsgesellschaft m.b.H.    Austria                100.0
Bekon Koralle AG..............................................................         Switzerland            100.0
Koralle Sp. z o.o.............................................................         Poland                 100.0
Sphinx Bathrooms Belgium N.V..................................................         Belgium                100.0
Sphinx Bathrooms Ltd..........................................................         Great Britain          100.0
Koralle International GmbH....................................................         Germany                 94.8
Deutsche Sphinx Sanitar GmbH..................................................         Germany                 98.0
Koralle Sanitarprodukte GmbH..................................................         Germany                 98.0
Servico Gesellschaft fur Sanitartechnik GmbH..................................         Germany                 98.0
Ceravid GmbH.................................................................          Germany                100.0
Keramag Keramische Werke AG...................................................         Germany                 95.0
Keramag Kermische Werke Haldensleben GmbH.....................................         Germany                 95.0
Varicor S.A...................................................................         France                  95.0
Keramag Vertriebs Holding GmbH................................................         Germany                 95.0
Eurocer Industria de Sanitarios S.A...........................................         Portugal               100.0
Kerallia Productos Sanitarios Lda.............................................         Portugal               100.0
Laminex Sp. z o.o.............................................................         Poland                 100.0
Evac International Ltd........................................................         Finland                100.0
Evac AB.......................................................................         Sweden                 100.0
Evac Vacuum Systems (Shanghai) Co Ltd.........................................         China                  100.0
Evac GmbH.....................................................................         Germany                100.0
AquaMar GmbH..................................................................         Germany                100.0

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                                                                                      COUNTRY OF            OWNERSHIP
SUBSIDIARIES                                                                         INCORPORATION           INTEREST
------------                                                                         -------------           --------
Evac Oy.......................................................................         Finland                100.0
Evac S.A.R.L..................................................................         France                 100.0
Evac S.r.l....................................................................         Italy                  100.0
Envirovac Inc.................................................................         USA                    100.0
Evac Ltda.....................................................................         Brazil                 100.0
Sanitec Kolo Sp. z o.o. ......................................................         Poland                  99.5
Scan Aqua Sp. z o.o. .........................................................         Poland                 100.0
Sugarlop B.V..................................................................         The Netherlands        100.0
Sanitec Leasing AB............................................................         Sweden                 100.0
Domino Italia S.p.A...........................................................         Italy                  100.0
Sanitec Italia S.p.A. ........................................................         Italy                  100.0
Pozzi Ginori S.p.A............................................................         Italy                  100.0
Sanitec Servizi Logistici S.r.L...............................................         Italy                  100.0
Domino S.p.A..................................................................         Italy                  100.0
Royal Sanitec AB..............................................................         Sweden                 100.0
Sanitec UK....................................................................         Great Britain          100.0
Twyford Bathrooms.............................................................         Great Britain          100.0
Twyford Holdings Ltd..........................................................         Great Britain          100.0
Twyford Ltd...................................................................         Great Britain          100.0
Twyford Plumbing Solutions Ltd................................................         Great Britain          100.0
Curran Ltd....................................................................         Great Britain          100.0
Sanitec Service GmbH..........................................................         Germany                100.0

ASSOCIATED COMPANIES
Hutschenreuther-Keramag GmbH..................................................         Germany                 47.5
Ceramics Holdings Middle East B.V.............................................         The Netherlands         50.0
Ceramic Holdings Middle East C.V..............................................         The Netherlands         50.0
AWEK Industrial Patents Ltd. Oy...............................................         Finland                 25.0

OTHER SHAREHOLDINGS
Sanitec Holding AG............................................................         Switzerland             19.9
Sanitec Holdings Pte Ltd......................................................         Singapore               19.9
Sphinx Technical Ceramics B.V.................................................         The Netherlands        100.0